Putnam
Global
Income
Trust*

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-02

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*Formerly Putnam Global Governmental Income Trust

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FROM THE TRUSTEES

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Dear Fellow Shareholder:

In volatile markets such as those that have prevailed in the past several months, it is extremely difficult to adjust a portfolio in response to every twist and turn of events. Instead, the management team of Putnam Global Income Trust keeps its focus on risk management and remains alert to signs of credit problems in any of the fund's holdings.

In this challenging environment, we are pleased to report that the strategy paid off handsomely. Not only did the fund post a positive return for the fiscal year ended October 31, 2002, but it also outperformed its new primary benchmark, the Lehman Global Aggregate Index, at net asset value for class A and class M shares and came in significantly above the average for its Lipper peer group. You will find the details on page 7.

In the following report, your fund's managers discuss the market environment and the strategies they successfully pursued during the period. They also give you their views on prospects for the fiscal year that has just begun.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
December 18, 2002

REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Core Fixed-Income Team

Global bond markets have been volatile during the past 12 months, reacting to a range of challenging circumstances affecting worldwide capital markets. Under those circumstances, your fund's management team found it especially difficult to try to keep up with the direction of the world's major economic regions. In general, fixed-income securities have fared well, as investors have sought the relative safety of bonds over other riskier asset classes. However, there have been several shocks to the fixed-income markets, sending yields sharply higher on a number of occasions, only to drive them down again over the subsequent months. These yield spikes occurred at the beginning of the period (in November and December of 2001), in March 2002, and again as Putnam Global Income Trust's fiscal year was drawing to its close on October 31, 2002.

Total return for 12 months ended 10/31/02

      Class A         Class B         Class C          Class M
-----------------------------------------------------------------------
    NAV     POP      NAV   CDSC      NAV   CDSC      NAV     POP
-----------------------------------------------------------------------
   8.35%   3.18%    7.60%  2.60%    7.48%  6.48%    8.16%   4.61%

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

In this challenging environment, your fund delivered solid results. We attribute this performance to the highly diverse nature of the portfolio, the expertise of the many analysts and portfolio managers within the Putnam Core Fixed-Income Team, the timing of their strategic decisions, and the avoidance of problematic sectors and regions within the global bond markets. For the 12-month period, your fund's class A and M shares outperformed at net asset value its new primary benchmark, the Lehman Global Aggregate Index, and nearly doubled -- again at net asset value -- the average for its Lipper peer group (see page 7 for details).


[GRAPHIC OMITTED: horizontal bar chart SAMPLE BOND MARKET RETURNS]

SAMPLE BOND MARKET RETURNS* (10/31/02)

Russia                 49.4%

Sweden                 20.6%

France                 15.3%

Germany                14.4%

Australia              13.0%

United Kingdom         11.5%

Canada                  6.1%

United States           6.1%

Spain                   5.7%

New Zealand             5.4%

Italy                   5.1%

Netherlands             4.6%

Brazil                 -3.1%

Footnote reads:
*Source: J.P. Morgan Securities, Inc. The fund's investments in these markets produced returns that may not match those shown. Past performance does not indicate future results.


* CHANGES TO FUND'S INVESTMENT POLICY PROVED BENEFICIAL

On May 10, 2002, the fund's Trustees approved investment policy changes that now permit the fund to pursue a wider range of fixed-income investment opportunities, including corporate bonds and government agency bonds. In addition, as of May 13, 2002, your fund was renamed Putnam Global Income Trust. We believe the fund's increased flexibility will enable it to take greater advantage of recent developments in world bond markets. Moreover, the fund's benchmark changed from the Salomon Smith Barney World Government Bond Index to the Lehman Global Aggregate Index to reflect the changes in investment policy.

We believe that the fund's new benchmark more fully reflects the investment strategies employed by the fund's management team. The Lehman Global Aggregate Index tracks a much larger and more diverse range of global bonds, markets, and sectors than the fund's former benchmark, which was limited to government bonds. The new benchmark includes both corporate bonds and government agency bonds. The fund's former benchmark tracks only U.S. Treasuries and sovereign bonds issued by foreign governments.

The flexibility to create a portfolio from a wider range of market sectors has proven beneficial to the fund during the past fiscal year. We were pleased with the performance of most of the holdings, sectors, and regions in which the fund invested. The combination of that performance, management strategies on duration, yield-curve positioning, and currency strategy contributed to strong results for the year.


[GRAPHIC OMITTED: horizontal bar chart GEOGRAPHIC DIVERSIFICATION]

GEOGRAPHIC DIVERSIFICATION* (10/31/02

United States            53.0%

Germany                  18.0%

Canada                   10.4%

Sweden                    4.5%

New Zealand               3.6%

United Kingdom            3.4%

Other                     2.8%

Denmark                   2.5%

Spain                     2.5%

Russia                    1.1%

Footnote reads:
*Based on net assets. Country allocations will vary over time.


* COUNTRY, SECTOR, AND CURRENCY STRATEGIES WERE ON TARGET

With global economies in varying stages of recovery or continued sluggishness, the fund's overweighting and underweighting strategies (relative to those of its benchmark index) had a significant effect on performance. For example, we believed earlier in the year that the European economy would be as weak as or perhaps weaker than that of the United States, and that the European Central Bank (ECB) had not cut interest rates as much as it would have to in order to stimulate growth. Although bonds typically perform well when economic growth is sluggish, the fact that the ECB did not lower rates as much as the Fed had done in the United States was, in part, responsible for Europe underperforming the United States. The fund was underweighted in Europe, which helped its relative performance. Also, the fund held longer-term bonds in Europe, which outperformed shorter-term European bonds because of the ECB's reluctance to reduce short-term rates. The United States was the largest single-country weighting, but other countries, including New Zealand, Canada, and Sweden, showed strong performance and made solid contributions to performance.

Fund Profile

Putnam Global Income Trust pursues high income by investing in bonds issued by the U.S. government and foreign governments, U.S. or foreign corporations, and other high-quality sectors such as mortgage-backed and asset-backed securities. The fund may be suitable for investors seeking high current income and asset class diversification from a globally diversified portfolio of high-quality bonds.

In the United States, Treasuries and mortgage-backed securities (MBSs) have had the strongest performance over the past year, especially during the long, steady decline in the 10-year Treasury yield from May through the end of September. During this five-month period, U.S. investors had fled riskier investments in favor of Treasuries amid concerns about corporate accounting scandals, plunging values in the stock market, and the potential for war with Iraq. While the fund held Treasuries, it was underweighted in this sector, which hurt relative performance when Treasuries rallied strongly in August and September. However, our holdings in other sectors performed well. MBSs and asset-backed securities performed particularly well in the first five months of 2002, when yields were generally steady and moved within a defined range, and the performance of these sectors held up fairly well through the end of October. (As a result of declines in the yields of global governmental bonds over the past several years, your fund's management team reduced the fund's monthly dividend for all share classes.)

Corporate investment-grade bonds in the U.S. have underperformed in 2002 as a result of widely reported accounting scandals. Even though relatively few issues were affected (compared to the entire market), the uncertainty about which company could be the "next" one implicated in a scandal created a high level of risk aversion and this sector suffered considerably. The fund was significantly underweighted in corporate investment-grade bonds for most of the fiscal year, which was helpful in achieving its strong relative performance.

Finally, the fund's currency strategy helped performance significantly. Anticipating a U.S. slowdown, the fund has been overweight the euro, and when the dollar weakened this year, our euro currency positions performed well. The declining U.S. dollar also boosted the value of the fund's Australian dollar-denominated holdings. With Japan's economy continuing to stagnate, our underweight of the yen was a positive factor for relative performance.

* FUND POSITIONED FOR 2003, WITH MBSs REDUCED AND CORPORATE INVESTMENT-GRADE BONDS INCREASED

Toward the end of the fund's fiscal year, we began reducing its MBS weighting, which had been one of the largest sectors in the portfolio. The MBS sector had outperformed for most of the year, and with interest rates so low and prepayment and refinancing rates high, we felt it would be prudent to take advantage of the gains the fund had made and avoid what we felt was an increasing level of risk for these securities.

Near the end of the period, we also increased the fund's holdings of investment-grade corporate bonds, which have been trading at low valuations and, we believe, have potential to outperform in the coming year. The corporate market has been rocked by accounting scandals and poor profits, but we believe that there are indications that profits may improve, and it appears the worst of the scandals are behind us (though this is by no means a certainty). In addition, we believe that the strong performance of Treasuries during the past three years is probably coming to an end. When investors look for other fixed-income alternatives, we think they may turn to corporate investment-grade bonds. With low inflation, another Fed rate reduction, and a more united and decisive U.S. Congress, we believe the corporate investment-grade sector has potential for a solid year in 2003. Of course, there remain uncertainties at many levels. As always, we will continue to monitor global developments and make adjustments to the portfolio to manage risk.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/02, there is no guarantee the fund will continue to hold these securities in the future. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk.

The fund is managed by the Putnam Core Fixed-Income Team. The members of the team are Kevin Cronin (Portfolio Leader), D. William Kohli
(Portfolio Member), Carl Bell, Rob Bloemker, Andrea Burke, James Prusko, Michael Salm, John Van Tassel, and David Waldman.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 10/31/02

                     Class A        Class B         Class C         Class M
(inception dates)   (6/1/87)       (2/1/94)        (7/26/99)       (3/17/95)
                   NAV    POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year            8.35%   3.18%   7.60%   2.60%   7.48%   6.48%   8.16%   4.61%
------------------------------------------------------------------------------
5 years           9.48    4.24    5.51    3.87    5.48    5.48    8.23    4.69
Annual average    1.83    0.83    1.08    0.76    1.07    1.07    1.59    0.92
------------------------------------------------------------------------------
10 years         44.73   37.83   34.37   34.37   34.30   34.30   41.03   36.44
Annual average    3.77    3.26    3.00    3.00    2.99    2.99    3.50    3.16
------------------------------------------------------------------------------
Annual average
(life of fund)    7.20    6.86    6.35    6.35    6.40    6.40    6.88    6.65
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 10/31/02

                                            Salomon Smith
                      Lehman Global          Barney World           Consumer
                     Aggregate Index*      Govt. Bond Index        price index
------------------------------------------------------------------------------
1 year                    8.09%                 9.15%                 2.08%
------------------------------------------------------------------------------
5 years                  25.78                 23.85                 12.26
Annual average            4.69                  4.37                  2.34
------------------------------------------------------------------------------
10 years                 83.35                 79.00                 27.95
Annual average            6.25                  6.00                  2.50
------------------------------------------------------------------------------
Annual average
(life of fund)              --*                 7.33                  3.11
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception are derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

*This index, which did not exist at the fund's inception, replaced the Salomon Smith Barney World Government Bond Index as of May 13, 2002.

LIPPER INFORMATION:

The average cumulative return for the 89 funds in the Lipper Global Income Funds category over the 12 months ended 10/31/02 was 4.47%. Over the 5- and 10-year periods ended 10/31/02, annualized returns for the category were 3.45% and 5.27%, respectively.



[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 10/31/92

               Fund's class A        Lehman Global        SSB World Govt.       Consumer price
Date           shares at POP        Aggregate Index         Bond Index              Index
10/31/92           9,525                10,000                10,000               10,000
10/31/93          10,524                11,120                11,198               10,275
10/31/94           9,900                11,210                11,603               10,543
10/31/95          10,829                12,998                13,367               10,839
10/31/96          12,178                13,878                14,084               11,164
10/31/97          12,590                14,577                14,452               11,396
10/31/98          12,447                16,366                16,266               11,559
10/31/99          12,341                15,891                15,866               11,855
10/31/00          11,819                15,443                15,060               12,264
10/31/01          12,721                16,963                16,399               12,525
10/31/02         $13,783               $18,335               $17,900              $17,795


Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $13,437 and $13,430, respectively, and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $14,103 ($13,644 at public offering price).


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 10/31/02

                     Class A       Class B       Class C       Class M
------------------------------------------------------------------------------
Distributions
(number)               12            12            12            12
------------------------------------------------------------------------------
Income              $0.467        $0.388        $0.387        $0.443
------------------------------------------------------------------------------
Capital gains          --            --            --            --
------------------------------------------------------------------------------
  Total             $0.467        $0.388        $0.387        $0.443
------------------------------------------------------------------------------
Share value:      NAV     POP       NAV           NAV       NAV     POP
------------------------------------------------------------------------------
10/31/01        $10.97  $11.52    $10.94        $10.96    $10.91  $11.28
------------------------------------------------------------------------------
10/31/02         11.39   11.96     11.36         11.37     11.33   11.71
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current
dividend
rate 1            3.79%   3.61%     3.06%         3.06%     3.60%   3.48%
------------------------------------------------------------------------------
Current
30-day SEC
yield 2           3.37    3.21      2.62          2.63      3.12    3.02
------------------------------------------------------------------------------

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 9/30/02 (most recent calendar quarter)

                     Class A       Class B          Class C         Class M
(inception dates)   (6/1/87)       (2/1/94)        (7/26/99)       (3/17/95)
                   NAV    POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year            9.81%   4.62%   8.95%   3.95%   9.02%   8.02%   9.42%   5.91%
------------------------------------------------------------------------------
5 years           9.55    4.32    5.47    3.84    5.54    5.54    8.22    4.69
Annual average    1.84    0.85    1.07    0.76    1.08    1.08    1.59    0.92
------------------------------------------------------------------------------
10 years         45.16   38.28   34.66   34.66   34.67   34.67   41.36   36.79
Annual average    3.80    3.29    3.02    3.02    3.02    3.02    3.52    3.18
------------------------------------------------------------------------------
Annual average
(life of fund)    7.25    6.92    6.40    6.40    6.45    6.45    6.93    6.70
------------------------------------------------------------------------------


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE BENCHMARKS

Lehman Global Aggregate Index* is an unmanaged index of government and corporate bonds from around the world.

Salomon Smith Barney World Government Bond Index* is an unmanaged index of government bonds from 14 countries.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.

*Indexes assume reinvestment of all distributions and do not account for fees.
 Securities and performance of a fund and an index will differ. You cannot invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders
of Putnam Global Income Trust

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Global Income Trust (the "fund"), formerly Putnam Global Governmental Income Trust, at October 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 10, 2002



THE FUND'S PORTFOLIO
October 31, 2002

FOREIGN GOVERNMENT BONDS AND NOTES (41.4%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
EUR         460,000 Bulgaria (Republic of) bonds Ser. REGS, 7 1/2s, 2013                                   $454,763
USD         432,000 Bulgaria (Republic of) 144A bonds 8 1/4s, 2015                                          459,000
NZD      16,305,000 Canada (Government of) bonds 6 5/8s, 2007                                             8,024,934
CAD       2,160,000 Canada (Government of) bonds 6s, 2011                                                 1,479,049
CAD      10,360,000 Canada Housing Trust government guaranty 5.1s, 2007 (Canada)                          6,836,448
EUR         620,000 Colombia (Republic of) unsub. bonds Ser. 15A, 11 3/8s, 2008                             563,525
DKK       9,640,000 Denmark (Kingdom of) bonds 6s, 2009                                                   1,400,710
USD       1,000,000 Export Development Canada government bonds 4s, 2007 (Canada)                          1,034,500
EUR       2,554,250 Germany (Federal Republic of) bonds Ser. 00, 5 1/2s, 2031                             2,685,759
EUR      17,500,000 Germany (Federal Republic of) bonds Ser. 00, 5 1/4s, 2010                            18,383,673
EUR       1,170,000 Germany (Federal Republic of) bonds Ser. 02, 5s, 2012                                 1,203,595
EUR       1,290,000 Germany (Federal Republic of) bonds Ser. 94, 6 1/4s, 2024                             1,470,091
EUR       2,210,000 Germany (Federal Republic of) bonds Ser. 97, 6s, 2007                                 2,382,864
NZD       7,497,000 New Zealand (Government of) bonds 8s, 2006                                            3,904,859
NZD       4,610,000 New Zealand (Government of) bonds Ser. 709, 7s, 2009                                  2,335,040
USD         500,000 Quebec (Province of) notes 5s, 2009 (Canada)                                            527,955
USD         130,000 Russia (Federation of) unsub. 10s, 2007                                                 148,200
USD         445,000 Russia (Federation of) unsub. 8 1/4s, 2010                                              469,475
USD         330,000 Russia (Federation of) unsub. stepped-coupon 5s
                    (7 1/2s, 3/31/07), 2030 (STP)                                                           251,625
USD       1,345,000 Russia (Federation of) 144A unsub. stepped-coupon 5s
                    (7 1/2s, 3/31/07), 2030 (STP)                                                         1,025,562
EUR         970,000 Spain (Kingdom of) bonds 5 3/4s, 2032                                                 1,042,511
EUR       3,250,000 Spain (Kingdom of) bonds 4.8s, 2006                                                   3,352,974
SEK      35,490,000 Sweden (Government of) bonds Ser. 1037, 8s, 2007                                      4,427,435
SEK      30,860,000 Sweden (Government of) bonds Ser. 1044, 3 1/2s, 2006                                  3,271,315
GBP       1,880,000 United Kingdom treasury bonds 5s, 2012                                                3,039,598
USD         345,000 United Mexican States bonds 11 3/8s, 2016                                               435,563
USD         215,000 United Mexican States bonds Ser. MTN, 8.3s, 2031                                        213,173
USD          85,000 United Mexican States notes 8 1/8s, 2019                                                 84,703
USD         395,000 United Mexican States notes Ser. A, 9 7/8s, 2010                                        458,200
ITL     920,000,000 United Mexican States sr. unsub. notes Ser. EMTN, 7 3/8s, 2013                          433,587
                                                                                                      -------------
                    Total Foreign Government Bonds and Notes (cost $67,287,642)                         $71,800,686

COLLATERALIZED MORTGAGE OBLIGATIONS (14.5%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                    Amortizing Residential Collateral Trust
         $2,850,000 Ser. 02-BC4, Class A, Interest Only (IO), 6s, 2032                                     $187,524
          3,101,727 Ser. 02-BC1, Class A, IO, 6s, 2005                                                      215,015
          2,710,000 Ser. 02-BC3, Class A, IO, 6s, 2005                                                      186,760
          2,545,000 Ser. 02-BC6, Class A, IO, 6s, 2004                                                      179,550
            205,000 Ser. 02-BC6, Class M2, FRN, 3.03s, 2032                                                 199,459
            345,000 Ser. 02-BC1, Class M2, FRN, 2.93s, 2032                                                 334,677
            216,443 Arc Net Interest Margin Trust Ser. 02-5A, Class A, 7 3/4s, 2032                         215,050
                    Asset Securitization Corp.
            318,300 Ser. 97-MD7, Class A1B, 7.41s, 2030                                                     357,245
          1,515,097 Ser. 95-MD4, Class A1, 7.1s, 2029                                                     1,670,849
            375,000 Ser. 96-MD6, Class A1C, 7.04s, 2029                                                     414,961
            229,903 Banc of America Commercial Mortgage, Inc. Ser. 00-2,
                    Class A1, 7.02s, 2009                                                                   254,905
            157,235 Bear Stearns Commercial Mortgage Securitization Corp.
                    Ser. 99-WF2, Class A1, 6.8s, 2008                                                       172,173
GBP         488,979 Blackstone Hotel Acquisition Co. jr. mtge. loan FRN, 9.794s,
                    2003 (acquired 6/5/00, cost $701,441) (United Kingdom) (RES)                            732,807
           $755,221 Chase Manhattan Bank-First Union National Ser. 99-1,
                    Class A1, 7.134s, 2007                                                                  831,801
            340,000 Commercial Mortgage Acceptance Corp. Ser. 97-ML1,
                    Class A3, 6.57s, 2007                                                                   372,566
                    CS First Boston Mortgage Securities Corp.
            545,000 Ser. 98-C1, Class A1B, 6.48s, 2008                                                      607,744
            386,000 Ser. 02-HE16, Class M2, FRN, 3.33s, 2032                                                375,278
            383,019 DLJ Commercial Mortgage Corp. Ser. 00-CKP1,
                    Class A1A, 6.93s, 2009                                                                  422,987
                    Euro Loan Conduit 144A
GBP          99,167 Ser. 7A, Class D, FRN, 5.73s, 2006 (United Kingdom)                                     154,392
GBP          99,167 Ser. 7A, Class E, FRN, 5.73s, 2006 (United Kingdom)                                     148,807
                    Fannie Mae
         $1,382,943 Ser. 02-W4, Class A5, 7 1/2s, 2042                                                    1,494,661
            691,044 Ser. 01-T10, Class A2, 7 1/2s, 2041                                                     746,869
            663,701 Ser. 02-T4, Class A3, 7 1/2s, 2041                                                      717,316
             85,059 Ser. 99-T2, Class A1, 7 1/2s, 2039                                                       91,931
            487,064 Ser. 01-T12, Class A2, 7 1/2s, 2031                                                     526,411
            788,851 Ser. 01-T7, Class A1, 7 1/2s, 2031                                                      852,577
            262,890 Ser. 02-T6, Class A2, 7 1/2s, 2031                                                      284,127
            581,068 Ser. 00-T6, Class A1, 7 1/2s, 2030                                                      628,008
             41,655 Ser. 02-W3, Class A5, 7 1/2s, 2028                                                       45,021
          2,359,000 Ser. 02-T16, Class A2, 7s, 2032                                                       2,517,864
          1,800,315 Ser. 02-25, Class SX, IO, 6.17s, 2032                                                   159,909
          2,973,922 Ser. 02-44, Class SJ, IO, 6.17s, 2032                                                   251,854
         78,459,097 Ser. 02-26, IO, 0.253s, 2038                                                            625,221
                    Federal Home Loan Mortgage Corp. Structured
                    Pass-Through Securities
            255,049 Ser. T-42, Class A5, 7 1/2s, 2042                                                       275,652
            241,000 Ser. T-50, Class A2, 7s, 2042                                                           257,230
            225,000 FFCA Secured Lending Corp. Ser. 99-1A, Class C1, 7.59s, 2016                            226,913
            453,318 First Union-Lehman Brothers Commercial Mortgage Trust II
                    Ser. 97-C1, Class A2, 7.3s, 2029                                                        479,401
                    Freddie Mac
            942,954 Ser. 2422, Class IB, IO, 6 1/2s, 2028                                                    54,073
            124,921 Ser. 2355, Class WI, IO, 6 1/2s, 2026                                                     6,595
            490,000 GMAC Commercial Mortgage Securities, Inc. Ser. 97-C2,
                    Class A2, 6.55s, 2007                                                                   531,497
            331,000 IStar Asset Receivables Trust Ser. 02-1A, Class E, 3.24s, 2020                          330,586
            377,399 JP Morgan Commercial Mortgage Finance Corp. Ser. 00-C9,
                    Class A1, 7.59s, 2032                                                                   414,549
          1,046,416 LB Commercial Conduit Mortgage Trust Ser. 96-C2, Class A,
                    7.483s, 2026                                                                          1,090,194
                    LB-UBS Commercial Mortgage Trust
            752,931 Ser. 00-C3, Class A1, 7.95s, 2009                                                       854,803
            598,053 Ser. 00-C4, Class A1, 7.18s, 2009                                                       668,592
                    Merrill Lynch Mortgage Investors, Inc.
            311,003 Ser. 99-C1, Class A1, 7.37s, 2008                                                       335,885
            370,000 Ser. 97-C1, Class A2, 7.03s, 2029                                                       387,575
            453,179 Morgan Stanley Capital I Ser. 98-CF1, Class A1, 6.33s, 2007                             480,234
          1,404,000 Nomura Asset Securities Corp. Ser. 96-MD5, Class A1B, 7.12s, 2036                      1,526,669
          3,255,000 Structured Asset Securities Corp. Ser. 02-HF1, Class A, IO, 6s, 2005                    207,542
                                                                                                      -------------
                    Total Collateralized Mortgage Obligations (cost $25,035,923)                        $25,104,309
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (13.9%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
U.S. Government Agency Mortgage Obligations (9.0%)
-------------------------------------------------------------------------------------------------------------------
                    Federal National Mortgage Association
           $434,685 TBA, 6 1/2s, November 1, 2032                                                          $450,303
             26,592 TBA, 6s, November 1, 2032                                                                27,323
                    Government National Mortgage Association Pass-Through Certificates
            785,411 7s, with due dates from November 15, 2028 to January 15, 2030                           826,090
          5,448,605 6 1/2s, with due dates from March 15, 2029 to March 15, 2032                          5,681,623
            354,072 6s, with due dates from April 15, 2026 to January 15, 2029                              368,076
          7,903,656 Government National Mortgage Association TBA, 6s,
                    November 1, 2032                                                                      8,167,875
                                                                                                      -------------
                                                                                                         15,521,290

U.S. Government Agency Obligations (1.9%)
-------------------------------------------------------------------------------------------------------------------
          2,685,000 Fannie Mae notes 7 1/4s, 2010                                                         3,221,758

U.S. Treasury Obligations (3.0%)
-------------------------------------------------------------------------------------------------------------------
                    U.S. Treasury Bonds
            640,000 7 1/2s, November 15, 2016                                                               825,050
            245,000 5 3/8s, February 15, 2031                                                               258,598
                    U.S. Treasury Notes
            209,000 3 1/4s, August 15, 2007                                                                 213,807
          1,560,000 1 7/8s, September 30, 2004                                                            1,566,568
          8,125,000 U.S. Treasury Strip zero %, November 15, 2024                                         2,410,525
                                                                                                      -------------
                                                                                                          5,274,548
                                                                                                      -------------
                    Total U.S. Government and Agency Obligations (cost $23,604,767)                     $24,017,596

CORPORATE BONDS AND NOTES (11.6%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
Basic Materials (0.7%)
-------------------------------------------------------------------------------------------------------------------
USD          11,000 Avecia Group PLC company guaranty 11s, 2009 (United Kingdom)                             $9,240
GBP          45,000 Chesapeake Corp. sr. sub. notes 10 3/8s, 2011                                            67,160
EUR         110,000 Fort James Corp. company guaranty 4 3/4s, 2004                                           91,594
EUR         100,000 Huntsman International, LLC sr. sub. notes 10 1/8s, 2009                                 68,317
USD         110,000 Ineos Acrylics Finance PLC company guaranty 10 1/4s,
                    2010 (United Kingdom)                                                                    90,396
EUR          95,000 Ineos Group Holdings PLC sr. notes 10 1/2s, 2010 (United Kingdom)                        91,802
USD         245,000 International Paper Co. 144A notes 5.85s, 2012                                          250,387
EUR         115,000 Ispat Europe Group SA bonds 11 7/8s, 2011 (Luxembourg)                                   96,896
EUR         160,000 Kappa Beheer BV company guaranty 10 5/8s, 2009 (Netherlands)                            163,168
EUR         100,000 Kronos International, Inc. bonds 8 7/8s, 2009 (Denmark)                                  96,040
EUR         150,000 MDP Acquisitions PLC sr. notes Ser. REGS, 10 1/8s, 2012 (Ireland)                       145,916
EUR          50,000 Messer Griesheim Holdings AG sr. notes 10 3/8s, 2011 (Germany)                           51,782
                                                                                                      -------------
                                                                                                          1,222,698

Capital Goods (0.7%)
-------------------------------------------------------------------------------------------------------------------
EUR         100,000 ABB International Finance NV unsecd. notes Ser. EMTN,
                    5 1/4s, 2004 (Netherland Antilles)                                                      $58,069
USD         100,000 Allied Waste North America, Inc. company guaranty Ser. B,
                    8 1/2s, 2008                                                                             98,000
EUR          75,000 BSN Financing Co. SA company guaranty Ser. EUR, 10 1/4s,
                    2009 (Luxembourg)                                                                        50,495
EUR          49,000 Flowserve Finance BV company guaranty 12 1/4s, 2010
                    (Netherlands)                                                                            50,941
DEM         175,000 Impress Metal Packaging Holding NV sr. sub. notes 9 7/8s,
                    2007 (Netherlands)                                                                       68,215
USD         380,000 Lockheed Martin Corp. bonds 8 1/2s, 2029                                                481,475
USD         370,000 Northrop Grumman Corp. company guaranty 7 1/8s, 2011                                    416,394
                                                                                                      -------------
                                                                                                          1,223,589

Communication Services (0.5%)
-------------------------------------------------------------------------------------------------------------------
USD         250,000 AT&T Corp. sr. notes FRN 7.3s, 2011                                                     244,950
USD         250,000 British Telecommunications PLC bonds 8 7/8s, 2030 (United Kingdom)                      300,895
USD         165,000 CenturyTel, Inc. 144A sr. notes 7 7/8s, 2012                                            187,468
USD          60,000 Crown Castle International Corp. sr. notes 9 3/8s, 2011                                  42,900
USD         130,000 Energis PLC sr. notes 9 3/4s, 2009 (United Kingdom) (In default) (NON)                   10,400
EUR         150,000 PTC International Finance II SA company guaranty 10 7/8s,
                    2008 (Luxembourg)                                                                       151,040
                                                                                                      -------------
                                                                                                            937,653

Conglomerates (0.1%)
-------------------------------------------------------------------------------------------------------------------
EUR         200,000 Tyco International Group SA company guaranty Ser. EMTN,
                    5 1/2s, 2008 (Luxembourg)                                                               152,277
EUR          55,000 Tyco International Group SA company guaranty Ser. EMTN,
                    4 3/8s, 2004 (Luxembourg)                                                                46,886
                                                                                                      -------------
                                                                                                            199,163

Consumer Cyclicals (1.6%)
-------------------------------------------------------------------------------------------------------------------
GBP         100,000 American Standard, Inc. company guaranty Ser. L, 8 1/4s, 2009                           154,797
EUR         125,000 CB Bus AB sr. sub. notes 11s, 2010 (Sweden)                                             113,490
USD         350,000 DaimlerChrysler Corp. company guaranty 8 1/2s, 2031                                     394,849
EUR          85,000 Dana Corp. sr. notes 9s, 2011                                                            72,376
USD          25,000 Dura Operating Corp. company guaranty Ser. D, 9s, 2009                                   21,250
EUR          50,000 Dura Operating Corp. sr. sub. notes Ser. B, 9s, 2009                                     42,079
GBP         100,000 Focus Retail Group PLC sr. notes Ser. REGS, 11s, 2010 (United Kingdom)                  165,826
USD         140,000 Ford Motor Co. notes 7.45s, 2031                                                        106,868
GBP         100,000 Gala Group Holdings PLC sr. notes 12s, 2010 (United Kingdom)                            175,213
USD         350,000 General Motors Acceptance Corp. bonds 8s, 2031                                          309,670
EUR          85,000 Grohe Holding sr. notes 11 1/2s, 2010 (Germany)                                          92,490
EUR         110,000 Kaufman & Broad SA Ser. REGS, 8 3/4s, 2009 (France)                                     107,223
EUR         130,000 Lear Corp. sr. notes 8 1/8s, 2008                                                       128,713
EUR         100,000 Levi Strauss & Co. sr. notes 11 5/8s, 2008                                               89,109
EUR          45,000 RJ Tower Corp. company guaranty 9 1/4s, 2010                                             37,871
USD         200,000 Sears Roebuck Acceptance Corp. bonds 7s, 2032                                           167,202
USD         105,000 Stanley Works (The) 144A notes 4.9s, 2012                                               104,906
USD         100,000 TDL Infomedia Holdings PLC sr. disc. notes stepped-coupon
                    zero % (15 1/2s, 10/15/04), 2010 (United Kingdom) (STP)                                  81,000
USD          80,000 TRW, Inc. notes 7 1/8s, 2009                                                             84,549
GBP         100,000 Woolworths Group PLC sr. notes Ser. REGS, 8 3/4s,
                    2006 (United Kingdom)                                                                   149,713
USD         170,000 Yell Finance B.V. sr. disc. notes stepped-coupon zero %
                    (13 1/2s, 8/1/06), 2011 (Netherlands) (STP)                                             104,550
                                                                                                      -------------
                                                                                                          2,703,744

Consumer Staples (1.6%)
-------------------------------------------------------------------------------------------------------------------
GBP          50,000 Big Food Group PLC sr. notes Ser. REGS, 9 3/4s,
                    2012 (United Kingdom)                                                                    54,754
USD         110,000 British Sky Broadcasting PLC company guaranty 8.2s, 2009
                    (United Kingdom)                                                                        115,691
GBP          80,000 Canandaigua Brand sr. notes Ser. CEUR, 8 1/2s, 2009                                     130,158
USD         175,000 Cox Enterprises, Inc. 144A notes 8s, 2007                                               187,093
DEM           7,264 Derby Cycle Corp. (The) sr. notes 9 3/8s, 2008 (In default) (NON)                            74
USD         120,000 Echostar DBS Corp. sr. notes 9 3/8s, 2009                                               120,000
EUR         170,000 Kamps AG sr. notes Ser. REGS, 8 1/2s, 2009 (Germany)                                    177,154
USD         215,000 Kroger Co. company guaranty 6.8s, 2011                                                  235,283
USD         130,000 News America Holdings, Inc. company guaranty 7 3/8s, 2008                               139,110
USD         125,000 Premier International Foods PLC sr. notes 12s, 2009 (United Kingdom)                    129,375
EUR         165,000 ProSiebenSat.1 Media AG sr. notes Ser. REGS, 11 1/4s, 2009 (Germany)                    151,767
GBP         100,000 RHM Finance, Ltd. bonds stepped-coupon Ser. B1, 11 1/2s
                    (17 1/4s, 2/28/11), 2011 (Cayman Islands) (STP)                                         159,569
EUR          65,000 Sola International, Inc. sr. notes Ser. EUR, 11s, 2008                                   62,587
USD         150,000 TM Group Holdings sr. notes 11s, 2008 (United Kingdom)                                  140,250
USD         155,000 Tyson Foods, Inc. notes 8 1/4s, 2011                                                    179,217
EUR         130,000 United Biscuits Finance company guaranty 10 5/8s, 2011
                    (United Kingdom)                                                                        139,332
USD         500,000 Viacom, Inc. company guaranty 7 7/8s, 2030                                              591,340
                                                                                                      -------------
                                                                                                          2,712,754

Energy (0.6%)
-------------------------------------------------------------------------------------------------------------------
USD         500,000 Conoco, Inc. sr. notes 6.95s, 2029                                                      543,670
USD         200,000 Devon Financing Corp. ULC company guaranty 7 7/8s, 2031                                 229,578
USD         170,000 Transocean Sedco Forex, Inc. notes 6 5/8s, 2011                                         181,555
                                                                                                      -------------
                                                                                                            954,803

Financial (4.9%)
-------------------------------------------------------------------------------------------------------------------
EUR       1,500,000 Bayerische Landesbank bonds Ser. 5, 5 1/4s, 2009 (Germany)                            1,558,813
USD         480,000 CIT Group, Inc. sr. notes Ser. MTN, 6 7/8s, 2009                                        476,760
EUR       1,500,000 DePfa Deutsche Pfandbriefbank AG (DePfa-Bank) eurobonds
                    Ser. G5, 3 3/4s, 2009 (Germany)                                                       1,439,407
USD         240,000 EOP Operating LP sr. notes 6 3/4s, 2008                                                 260,556
USD         325,000 First Chicago NBD Corp. sub. notes 6 3/8s, 2009                                         366,122
EUR       1,500,000 Norddeutsche Landesbank Girozentrale bonds Ser. 7, 5 3/4s,
                    2010 (Germany)                                                                        1,600,249
DKK      21,369,621 Nykredit mtge. 6s, 2032 (Denmark)                                                     2,862,099
                                                                                                      -------------
                                                                                                          8,564,006

Health Care (0.1%)
-------------------------------------------------------------------------------------------------------------------
USD         100,000 HCA, Inc. sr. notes 7 7/8s, 2011                                                        107,256
DEM         250,000 Sirona Dental Systems sr. unsub. notes Ser. REGS, 9 1/8s,
                    2008 (Luxembourg)                                                                       116,560
                                                                                                      -------------
                                                                                                            223,816

Technology (0.1%)
-------------------------------------------------------------------------------------------------------------------
EUR         170,000 Xerox Capital Europe PLC company guaranty Ser. EMTN,
                    5 1/4s, 2004 (United Kingdom)                                                           135,916
EUR          50,000 Xerox Corp. sr. notes Ser. REGS, 9 3/4s, 2009                                            37,698
                                                                                                      -------------
                                                                                                            173,614

Transportation (0.4%)
-------------------------------------------------------------------------------------------------------------------
EUR         115,000 CHC Helicopter Corp. company guaranty 11 3/4s, 2007 (Canada)                            126,614
USD         250,000 CSX Corp. notes 6 1/4s, 2008                                                            271,535
USD         205,000 CSX Corp. notes 4 7/8s, 2009                                                            205,855
EUR         100,000 Fixed-Link Finance B.V. sec. notes FRN Ser. B2-X, 7.785s,
                    2009 (Netherlands)                                                                       93,020
EUR          40,000 Stagecoach Holdings PLC bonds 6s, 2004 (United Kingdom)                                  31,683
                                                                                                      -------------
                                                                                                            728,707

Utilities & Power (0.3%)
-------------------------------------------------------------------------------------------------------------------
USD         360,000 Progress Energy, Inc. sr. notes 7.1s, 2011                                              370,804
USD         170,000 York Power Funding 144A notes 12s, 2007 (Cayman Islands)
                    (In default) (NON)                                                                      153,000
                                                                                                      -------------
                                                                                                            523,804
                                                                                                      -------------
                    Total Corporate Bonds and Notes (cost $19,855,894)                                  $20,168,351

ASSET-BACKED SECURITIES (3.6%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
           $173,172 Asset Backed Funding Corporation NIM Trust Ser. 02-NC1,
                    Class N1, 8.84s, 2033                                                                  $172,685
            281,000 Asset Backed Securities Corp. Home Equity Loan Trust Ser. 02-HE2,
                    Class M2, FRN, 2.933s, 2032                                                             271,603
            376,000 Bank One Issuance Trust Ser. 02-C1, Class C1, FRN, 2.763s, 2007                         372,974
            205,000 Bayview Financial Acquisition Trust Ser. 02-CA, Class A, IO,
                    10 1/2s, 2004                                                                            23,607
                    CDC Mortgage Capital Trust
          1,372,179 Ser. 02-HE2, Class A, IO, 5 1/4s, 2032                                                  115,778
            255,999 Ser. 02-HE1, Class M, FRN, 3.08s, 2033                                                  250,214
                    Chase Funding Net Interest Margin
             73,137 Ser. 02-1, Class Note, 8 1/2s, 2035                                                      72,655
             64,462 Ser. 02-C1, Class Note, 8 1/2s, 2035                                                     65,674
            238,371 Ser. 02-2, 8 1/2s, 2032                                                                 238,371
            100,000 Chase Funding Net Interest Margin 144A Ser. 02-3, Class Note,
                    8 1/2s, 2035                                                                            100,000
                    Conseco Finance Securitizations Corp.
            595,489 Ser. 02-2, Class A, IO, 8 1/2s, 2010                                                    196,883
          1,787,500 Ser. 02-C, Class AFIO, IO, 7 1/2s, 2005                                                 165,902
          1,041,429 Ser. 02-C, Class AVIO, IO, 7 1/2s, 2005                                                  96,332
          1,275,000 Green Tree Financial Corp. Ser. 99-5, Class A5, 7.86s, 2029                           1,261,207
            512,385 Greenpoint Manufactured Housing Ser. 00-3, Class IA, 8.45s, 2031                        522,633
                    Home Equity Asset Trust
             67,264 Ser. 02-1N, Class A, 8s, 2032                                                            65,582
            315,000 Ser. 02-1, Class M2, 3.24s, 2032                                                        307,519
            179,000 Ser. 02-2, Class M2, FRN, 3.18s, 2032                                                   174,038
            300,000 LNR CDO, Ltd. Ser. 02-1A, Class FFL, 4.589s, 2012                                       282,938
                    Morgan Stanley Dean Witter Capital I
            130,000 Ser. 02-AM2, Class B1, FRN, 4.08s, 2032                                                 126,425
            305,000 Ser. 02-HE1, Class B1, 3.64s, 2013                                                      293,848
             25,000 Ser. 01-AM1, Class M2, FRN, 3.23s, 2032                                                  25,003
            203,000 Ser. 02-NC3, Class M2, FRN, 3.13s, 2032                                                 198,591
            311,222 Pass-Through Amortizing Credit Card Trust Ser. 02-1A, Class A3FL,
                    4.839s, 2012                                                                            311,222
          3,200,000 Residential Asset Mortgage Products, Inc. Ser. 02-RZ3, Class A, IO,
                    5 3/4s, 2010                                                                            271,500
          1,558,065 Residential Asset Securities Corp. Ser. 02-KS6, Class A, IO,
                    4 1/2s, 2005                                                                             66,461
            188,000 TIAA Commercial Real Estate Securitization Ser. 02-1A, Class III,
                    FRN, 7.6s, 2037                                                                         202,796
                                                                                                      -------------
                    Total Asset-Backed Securities (cost $6,362,050)                                      $6,252,441

COMMON STOCKS (0.1%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
            202,065 Contifinancial Corp. Liquidating Trust Units                                             $7,577
                113 PSF Group Holdings, Inc. 144A Class A                                                   198,223
                                                                                                      -------------
                    Total Common Stocks (cost $519,876)                                                    $205,800

WARRANTS (--%) (a) (NON) (cost $4,500)                                                    EXPIRATION
NUMBER OF WARRANTS                                                                        DATE                VALUE
-------------------------------------------------------------------------------------------------------------------
                225 Versatel Telecom NV (Netherlands)                                     5/15/08              $113

SHORT-TERM INVESTMENTS (16.7%) (a)
PRINCIPAL AMOUNT/SHARES                                                                                       VALUE
-------------------------------------------------------------------------------------------------------------------
         28,255,127 Short-term investments held in Putnam commingled cash account with yields ranging from 1.67% to 1.93% and due dates ranging
                    from November 1, 2002 to December 20, 2002 (d)                                      $28,255,127
           $710,000 U.S. Treasury Bill zero %, December 12, 2002 (SEG)                                      708,588
                                                                                                      -------------
                    Total Short-Term Investments (cost $28,963,715)                                     $28,963,715
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $171,634,367)                                              $176,513,011
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $173,372,493.

(NON) Non-income-producing security.

(STP) The interest or dividend rate and date shown parenthetically represent the new interest or dividend rate to be paid and the date the fund will begin accruing interest or dividend income at this rate.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at October 31, 2002 was $732,807 or 0.4% of net assets.

(SEG) This security was pledged and segregated with the custodian to cover margin requirements for futures contracts at October 31, 2002.

  (d) See Note 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      TBA after the name of a security represents to be announced securities (Note 1).

      The rates shown on Floating Rate Notes (FRN) are the current interest rates at October 31, 2002, which are subject to change based on the terms of the security.

      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at October 31, 2002:
      (as a percentage of Market Value)

             Bulgaria                0.5%
             Canada                 10.2
             Denmark                 2.5
             Germany                17.7
             Mexico                  0.9
             New Zealand             3.5
             Russia                  1.1
             Spain                   2.5
             Sweden                  4.4
             United Kingdom          3.3
             United States          52.0
             Other                   1.4
                         ---------------
             Total                 100.0%

------------------------------------------------------------------------------
Forward Currency Contracts to Sell at October 31, 2002
(aggregate face value $40,858,352)                                 Unrealized
                           Market    Aggregate Face   Delivery    Appreciation/
                           Value           Value        Date     (Depreciation)
------------------------------------------------------------------------------
Australian Dollars        $443,825        $434,198    12/18/02         $(9,627)
British Pounds           5,051,908       5,032,256    12/18/02         (19,652)
Canadian Dollars         3,297,434       3,282,814    12/18/02         (14,620)
Danish Krone             3,488,056       3,490,571    12/18/02           2,515
Euro                     2,182,907       2,160,647    12/18/02         (22,260)
Japanese Yen             3,699,087       3,674,342    12/18/02         (24,745)
New Zealand
Dollars                 14,329,805      13,821,331    12/18/02        (508,474)
Swedish Krona            6,878,772       6,729,441    12/18/02        (149,331)
Swiss Francs             2,227,524       2,232,752    12/18/02           5,228
------------------------------------------------------------------------------
                                                                     $(740,966)
------------------------------------------------------------------------------
Forward Currency Contracts to Buy at October 31, 2002
(aggregate face value $69,050,377)                                 Unrealized
                           Market    Aggregate Face   Delivery    Appreciation/
                           Value           Value        Date     (Depreciation)
------------------------------------------------------------------------------
Australian Dollars      $7,030,802      $6,867,656    12/18/02        $163,146
British Pounds          12,825,361      12,746,639    12/18/02          78,722
Canadian Dollars         2,171,829       2,153,801    12/18/02          18,028
Euro                    10,148,367      10,106,627    12/18/02          41,740
Japanese Yen            31,121,350      32,125,364    12/18/02      (1,004,014)
Korean Won               2,012,481       2,028,883    12/18/02         (16,402)
Norwegian Krone          2,165,958       2,139,147    12/18/02          26,811
Swedish Krona              899,528         882,260    12/18/02          17,268
------------------------------------------------------------------------------
                                                                     $(674,701)
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Futures Contracts Outstanding at October 31, 2002
                                                                   Unrealized
                            Market   Aggregate Face  Expiration   Appreciation/
                           Value           Value        Date     (Depreciation)
------------------------------------------------------------------------------
Euro 90 day (Long)      $3,190,525      $3,095,518      Sep-03         $95,007
Euro 90 day
(Short)                  3,198,488       3,116,045      Jun-03         (82,443)
Euro Bund 10 yr
(Long)                   1,323,922       1,323,974      Dec-02             (52)
Euro Bund 10 yr
(Short)                  1,765,229       1,765,160      Dec-02             (69)
Euro-Bobl (Long)         8,339,642       8,302,621      Dec-02          37,021
Euro-Bobl (Short)        2,057,834       2,048,533      Dec-02          (9,301)
Euroyen 90 day
(Long)                  12,848,955      12,849,186      Dec-02            (231)
Euroyen 90 day
(Short)                 12,842,525      12,841,651      Dec-03            (874)
Japanese
Government Bond
10 yr (Long)            13,334,667      13,221,087      Dec-02         113,580
U.S. Treasury Bond
(Long)                   4,094,281       4,057,439      Dec-02          36,842
U.S. Treasury Note
10 yr (Short)           30,629,906      29,698,871      Dec-02        (931,035)
U.S. Treasury Note
5 yr (Short)             8,188,875       7,966,944      Dec-02        (221,931)
------------------------------------------------------------------------------
                                                                     $(963,486)
------------------------------------------------------------------------------
Credit Default Contracts Outstanding at October 31, 2002
(premiums received $1,209,351)

                                                                      Market
Notional Amount                                                        Value
------------------------------------------------------------------------------
$2,850,000  Agreement with JPMorgan Chase Bank effective
            October 8, 2002 maturing on October 2, 2007 to
            receive a premium equal to 4.795% times the notional
            amount. For each credit default event related to one
            of the 100 issues within the JECI 100 Float, 10/2/07
            Bond Index, the fund makes a proportional payment of
            the notional amount times the difference between the
            par value and the then-market value of the defaulted
            issue.                                                    $119,925

3,880,000   Agreement with JPMorgan Chase Bank effective May 14,
            2002 maturing on May 15, 2007 to receive a premium
            equal to 17.171% times the notional amount.
            For each credit default event related to one of the
            100 issues within the HYDI 100 8.75%, 5/15/07 Bond
            Index, the fund makes a proportional payment of the
            notional amount times the difference between the par
            value and the then-market value of the defaulted issue.  1,141,108

8,900,000   Agreement with JPMorgan Chase Bank effective July 3,
            2002 maturing on March 28, 2007 to receive a premium
            equal to 4.238% times the notional amount.
            For each credit default event related to one of the
            100 issues within the JECI 100 Float, 3/28/07 Bond
            Index, the fund makes a proportional payment of the
            notional amount times the difference between the par
            value and the then-market value of the defaulted issue.    487,298
------------------------------------------------------------------------------
                                                                    $1,748,331
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Swap Contracts Outstanding at October 31, 2002
                                                                   Unrealized
                                          Notional  Termination   Appreciation/
                                           Amount      Date      (Depreciation)
------------------------------------------------------------------------------
Agreement with
Merrill Lynch
Capital Services,
Inc. dated
September 27,
2002 to receive
semiannually the
notional amount
multiplied by the
six month
JPY-LIBOR-BBA and
pay monthly the
notional amount
multiplied by
0.399%.                                 $9,228,393     10/1/07        $(12,265)

Agreement with
Goldman Sachs
Capital Markets,
L.P. dated
September 13,
2002 to pay at
maturity the
notional amount
multiplied by the
six month
USD-LIBOR-BBA and
receive (pay) at
maturity the
notional amount
multiplied by the
change in net
asset value of
the ishares GS
InvesTop
Corporate Bond
Fund.                                    3,549,958     3/18/03         (30,551)

Agreement with
Goldman Sachs
Capital Markets,
L.P. dated
September 30,
2002 to pay
monthly the
notional amount
multiplied by the
one month USD
LIBOR-BBA minus a
specified spread
and receive (pay)
monthly the
notional amount
multiplied by the
return of the
Lehman Brothers
MBS Fixed Rate
Index.                                  12,122,206      2/1/03          22,280

Agreement with
Merrill Lynch
Capital Services,
Inc. dated
September 30,
2002 to receive
monthly the
notional amount
multiplied by the
one month
USD-LIBOR-BBA
adjusted by a
specified spread
and pay (receive)
monthly the
notional amount
multiplied by the
return of the
Merrill Lynch
Master Mortgage
Index.                                  12,122,474      2/1/03         (52,838)

Agreement with
Lehman Brothers
Special
Financing, Inc.
dated May 31,
2002 to receive
(pay) monthly the
notional amount
multiplied by the
return of the
Lehman Brothers
U.S. Credit Index
and pay monthly
the notional
amount multiplied
by the one month
USD LIBOR BBA
adjusted by a
specified spread.                        5,218,374      6/1/03         (76,445)
------------------------------------------------------------------------------
                                                                     $(149,819)
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
October 31, 2002
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$171,634,367) (Note 1)                                                         $176,513,011
-------------------------------------------------------------------------------------------
Cash                                                                              5,825,992
-------------------------------------------------------------------------------------------
Foreign currency (cost $1,288,539) (Note 1)                                       1,205,870
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                         2,207,359
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              675,156
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   12,329,421
-------------------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                                          22,280
-------------------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)                             364,155
-------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)                            93,279
-------------------------------------------------------------------------------------------
Total assets                                                                    199,236,523

Liabilities
-------------------------------------------------------------------------------------------
Payable for variation margin (Note 1)                                                50,857
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 21,009,868
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          464,260
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        308,462
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           32,219
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        48,827
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                            906
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                               65,922
-------------------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                              1,779,822
-------------------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)                              129,796
-------------------------------------------------------------------------------------------
Credit default contracts outstanding, at value (premiums
received $1,209,351) (Note 1)                                                     1,748,331
-------------------------------------------------------------------------------------------
Payable for open swap contracts (Note 1)                                            172,099
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               52,661
-------------------------------------------------------------------------------------------
Total liabilities                                                                25,864,030
-------------------------------------------------------------------------------------------
Net assets                                                                     $173,372,493

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $233,274,696
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                      1,532,346
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                                  (63,056,534)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                                 1,621,985
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                    $173,372,493

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($99,140,378 divided by 8,702,981 shares)                                            $11.39
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $11.39)*                              $11.96
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($29,498,104 divided by 2,597,635 shares)**                                          $11.36
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($1,047,525 divided by 92,121 shares)**                                              $11.37
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($43,686,486 divided by 3,856,463 shares)                                            $11.33
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $11.33)*                              $11.71
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended October 31, 2002
Investment income:
-------------------------------------------------------------------------------------------
Interest                                                                         $8,409,219
-------------------------------------------------------------------------------------------
Dividends                                                                            14,840
-------------------------------------------------------------------------------------------
Total investment income                                                           8,424,059

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  1,071,386
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      289,166
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    19,223
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      8,877
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               215,268
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               196,909
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                 6,320
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                               232,909
-------------------------------------------------------------------------------------------
Other                                                                               209,319
-------------------------------------------------------------------------------------------
Total expenses                                                                    2,249,377
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                           (8,591)
-------------------------------------------------------------------------------------------
Net expenses                                                                      2,240,786
-------------------------------------------------------------------------------------------
Net investment income                                                             6,183,273
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                    499,587
-------------------------------------------------------------------------------------------
Net realized gain on swap contracts (Note 1)                                        269,380
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                    (442,366)
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                        (575,656)
-------------------------------------------------------------------------------------------
Net realized loss on written options (Notes 1 and 3)                                 (6,253)
-------------------------------------------------------------------------------------------
Net realized loss on credit default contracts (Note 1)                             (176,110)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in foreign
currencies during the year                                                       (1,333,373)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments, futures contracts, swap contracts
and credit default contracts during the year                                      6,449,749
-------------------------------------------------------------------------------------------
Net gain on investments                                                           4,684,958
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $10,868,231
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                              Year ended October 31
                                                                       --------------------------------
                                                                             2002                  2001
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                  $6,183,273            $9,568,948
-------------------------------------------------------------------------------------------------------
Net realized loss on investments and foreign currency
transactions                                                             (431,418)           (9,245,185)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
assets and liabilities in foreign currencies                            5,116,376            14,009,856
-------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   10,868,231            14,333,619
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
 From net investment income
   Class A                                                             (3,643,051)           (1,218,966)
-------------------------------------------------------------------------------------------------------
   Class B                                                               (707,597)             (253,310)
-------------------------------------------------------------------------------------------------------
   Class C                                                                (21,828)               (4,172)
-------------------------------------------------------------------------------------------------------
   Class M                                                             (1,900,708)           (1,053,848)
-------------------------------------------------------------------------------------------------------
 From return of capital
   Class A                                                                     --            (3,549,878)
-------------------------------------------------------------------------------------------------------
   Class B                                                                     --              (737,693)
-------------------------------------------------------------------------------------------------------
   Class C                                                                     --               (12,150)
-------------------------------------------------------------------------------------------------------
   Class M                                                                     --            (3,069,026)
-------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)           15,664,754           (71,415,357)
-------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                20,259,801           (66,980,781)

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of year                                                     153,112,692           220,093,473
-------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $1,532,346 and $317,200, respectively)                     $173,372,493          $153,112,692
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended October 31
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.97       $10.77       $11.91       $12.82       $13.94
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .46          .58          .63          .62          .77
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .43          .23        (1.12)        (.72)        (.95)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .89          .81         (.49)        (.10)        (.18)
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.47)        (.16)          --         (.72)        (.47)
-----------------------------------------------------------------------------------------------------
From return of capital                    --         (.45)        (.65)        (.09)        (.47)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.47)        (.61)        (.65)        (.81)        (.94)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $11.39       $10.97       $10.77       $11.91       $12.82
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  8.35         7.63        (4.24)        (.85)       (1.14)
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $99,140      $82,093      $91,173     $132,600     $253,611
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.29         1.24         1.19         1.21         1.26
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.21         5.32         5.57         5.02         5.90
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                331.06 (d)   292.73 (d)   301.44       290.27       561.48
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended October 31
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.94       $10.74       $11.88       $12.79       $13.90
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .38          .50          .54          .55          .67
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .43          .22        (1.12)        (.74)        (.94)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .81          .72         (.58)        (.19)        (.27)
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.39)        (.13)          --         (.64)        (.42)
-----------------------------------------------------------------------------------------------------
From return of capital                    --         (.39)        (.56)        (.08)        (.42)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.39)        (.52)        (.56)        (.72)        (.84)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $11.36       $10.94       $10.74       $11.88       $12.79
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  7.60         6.85        (4.98)       (1.58)       (1.87)
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $29,498      $18,123      $21,293      $30,310      $36,017
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               2.04         1.99         1.94         1.96         2.01
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               3.33         4.58         4.83         4.26         5.17
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                331.06 (d)   292.73 (d)   301.44       290.27       561.48
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------
                                                                         For the period
Per-share                                                                July 26, 1999+
operating performance                       Year ended October 31         to October 31
----------------------------------------------------------------------------------------
                                        2002         2001         2000         1999
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.96       $10.75       $11.91       $12.05
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment income (a)                .37          .49          .55          .14
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .43          .24        (1.14)        (.10)
----------------------------------------------------------------------------------------
Total from
investment operations                    .80          .73         (.59)         .04
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net
investment income                       (.39)        (.13)          --         (.16)
----------------------------------------------------------------------------------------
From return of capital                    --         (.39)        (.57)        (.02)
----------------------------------------------------------------------------------------
Total distributions                     (.39)        (.52)        (.57)        (.18)
----------------------------------------------------------------------------------------
Net asset value,
end of period                         $11.37       $10.96       $10.75       $11.91
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  7.48         6.94        (5.07)         .37*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $1,048         $415         $298          $50
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               2.04         1.99         1.94          .53*
----------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               3.22         4.52         4.93         1.29*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                331.06 (d)   292.73 (d)   301.44       290.27
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended October 31
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.91       $10.72       $11.86       $12.77       $13.89
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .44          .57          .60          .59          .76
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .42          .20        (1.12)        (.72)        (.95)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .86          .77         (.52)        (.13)        (.19)
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.44)        (.15)          --         (.69)        (.46)
-----------------------------------------------------------------------------------------------------
From return of capital                    --         (.43)        (.62)        (.09)        (.47)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.44)        (.58)        (.62)        (.78)        (.93)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $11.33       $10.91       $10.72       $11.86       $12.77
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  8.16         7.31        (4.49)       (1.10)       (1.28)
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $43,686      $52,481     $107,329     $201,429     $213,868
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.54         1.49         1.44         1.46         1.51
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.02         5.18         5.31         4.76         5.55
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                331.06 (d)   292.73 (d)   301.44       290.27       561.48
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
October 31, 2002

Note 1
Significant accounting policies

Putnam Global Income Trust (formerly Putnam Global Governmental Income Trust) (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The fund seeks high current income by investing primarily in debt securities of foreign or U.S. government entities, including supranational issuers. The fund's secondary objectives are preservation of capital and long-term total return, consistent with high current income.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Effective October 1, 2002, a redemption fee of 1.00% may apply to shares of any class redeemed (either by selling or exchanging to another fund) within 90 days of purchase.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships, generally recognized by institutional traders, between securities. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) Total return swap contracts The fund may engage in total return swap agreements, which are arrangements to exchange the return generated by one instrument for the return generated by another instrument. To manage its market exposure the fund may enter into total return swap agreements, which involve a commitment by one party to pay interest in exchange for a market-linked return based on a notional principal amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty, respectively. Total return swap agreements are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made at the end of the measurement period are recorded as realized gains or losses. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform.

I) Interest rate swap contracts The fund may engage in interest rate swap agreements, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the funds exposure to interest rates. Interest rate swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments made or received are included as part of interest income. A portion of the payments received or made upon early termination are recorded as realized gain or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform.

J) Credit default contracts The fund may engage in credit default contracts where one party, the protection buyer, makes an upfront payment to a counterparty, the protection seller, in exchange for the right to receive a contingent payment as a result of a credit event related to a specified security or index. The upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund's books. The credit default contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recorded, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform.

K) TBA purchase commitments The fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 0.01% from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for their portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

L) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

M) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended October 31, 2002, the fund had no borrowings against the line of credit.

N) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2002, the fund had a capital loss carryover of approximately $64,143,000 available to the extent allowed by tax law to offset future net capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ----------------
    $5,449,000    October 31, 2003
    24,813,000    October 31, 2006
    21,627,000    October 31, 2007
     7,904,000    October 31, 2008
     1,114,000    October 31, 2009
     3,236,000    October 31, 2010

O) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, defaulted bond interest, unrealized and realized gains and losses on certain futures contracts and income from swap contracts. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 2002, the fund reclassified $1,305,057 to increase undistributed net investment income and $28,437 to decrease paid-in-capital, with an increase to accumulated net realized losses of $1,276,620.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation                                $6,080,204
Unrealized depreciation                                (1,219,250)
                                             --------------------
Net unrealized appreciation                             4,860,954
Undistributed ordinary income                              24,031
Capital loss carryforward                             (64,143,360)
Post October loss                                              --
Cost for federal income
tax purposes                                         $171,652,057

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended October 31, 2002, the fund's expenses were reduced by $8,591 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $819 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended October 31, 2002, Putnam Retail Management, acting as underwriter received net commissions of $10,813 and $11,752 from the sale of class A and class M shares, respectively, and received $40,495 and $408 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended October 31, 2002, Putnam Retail Management, acting as underwriter received $27 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended October 31, 2002, cost of purchases and proceeds from sales of investment securities other than U.S. government obligations and short-term investments aggregated $311,836,980 and $316,722,744, respectively. Purchases and sales of U.S. government obligations aggregated $708,321,888 and $711,047,168, respectively.

Written option transactions during the year are summarized as follows:

                                              Contract             Premiums
                                               Amounts             Received
---------------------------------------------------------------------------
Written options
outstanding at
beginning of year                                   --                 $--
---------------------------------------------------------------------------
Options opened                               4,058,063              29,153
Options expired                             (4,058,000)             (7,396)
Options closed                                     (63)            (21,757)
---------------------------------------------------------------------------
Written options
outstanding
at end of year                                      --                 $--
---------------------------------------------------------------------------

Note 4
Capital shares

At October 31, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                               Year ended October 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  5,226,622         $58,921,703
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               265,299           2,908,955
---------------------------------------------------------------------------
                                             5,491,921          61,830,658

Shares repurchased                          (4,271,642)        (47,742,878)
---------------------------------------------------------------------------
Net increase                                 1,220,279         $14,087,780
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,321,874         $25,689,134
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               334,708           3,665,622
---------------------------------------------------------------------------
                                             2,656,582          29,354,756

Shares repurchased                          (3,640,881)        (40,184,238)
---------------------------------------------------------------------------
Net decrease                                  (984,299)       $(10,829,482)
---------------------------------------------------------------------------

                                               Year ended October 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,662,327         $41,402,642
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                55,775             613,233
---------------------------------------------------------------------------
                                             3,718,102          42,015,875

Shares repurchased                          (2,776,726)        (30,819,441)
---------------------------------------------------------------------------
Net increase                                   941,376         $11,196,434
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    665,563          $7,305,267
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                78,427             857,116
---------------------------------------------------------------------------
                                               743,990           8,162,383

Shares repurchased                          (1,070,587)        (11,775,084)
---------------------------------------------------------------------------
Net decrease                                  (326,597)        $(3,612,701)
---------------------------------------------------------------------------

                                               Year ended October 31, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    269,900          $3,061,725
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 1,698              18,309
---------------------------------------------------------------------------
                                               271,598           3,080,034

Shares repurchased                            (217,386)         (2,454,930)
---------------------------------------------------------------------------
Net increase                                    54,212            $625,104
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     45,579            $505,865
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 1,312              14,338
---------------------------------------------------------------------------
                                                46,891             520,203

Shares repurchased                             (36,725)           (409,780)
---------------------------------------------------------------------------
Net increase                                    10,166            $110,423
---------------------------------------------------------------------------

                                               Year ended October 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    725,415          $8,042,132
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 4,205              46,552
---------------------------------------------------------------------------
                                               729,620           8,088,684

Shares repurchased                          (1,681,546)        (18,333,248)
---------------------------------------------------------------------------
Net decrease                                  (951,926)       $(10,244,564)
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    839,117          $9,178,878
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 4,002              41,383
---------------------------------------------------------------------------
                                               843,119           9,220,261

Shares repurchased                          (6,048,713)        (66,303,858)
---------------------------------------------------------------------------
Net decrease                                (5,205,594)       $(57,083,597)
---------------------------------------------------------------------------

Note 5
New accounting pronouncement

As required, the fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies. This Guide requires that the fund amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities. Prior to November 1, 2001, the fund did not accrete discounts for certain fixed-income securities and characterized as realized gains and losses paydowns on mortgage-backed securities. Adopting these accounting principles did not affect the fund's net asset value, but did change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle was not material to the financial statements.


FEDERAL TAX INFORMATION
(Unaudited)

The Form 1099 you receive in January 2003 will show the tax status of all distributions paid to your account in calendar 2002.


TRUSTEES

Name, Address, 1 Date of Birth,
Position(s) Held with Fund
and Length of Service              Principal Occupation(s)
as a Putnam Fund Trustee 2         During Past 5 Years           Other Directorships Held by Trustee
-------------------------------------------------------------------------------------------------------
Jameson A. Baxter (9/6/43),        President, Baxter             Director of ASHTA Chemicals, Inc.,
Trustee since 1994                 Associates, Inc.              Banta Corporation (a printing and
                                   (a management                 digital imaging firm), Intermatic
                                   consulting and private        Corporation (manufacturer of energy
                                   investments firm)             control products), Ryerson Tull, Inc.
                                                                 (a steel service corporation),
                                                                 Advocate Health Care, and the
                                                                 National Center for Nonprofit
                                                                 Boards. Chairman Emeritus
                                                                 of the Board of Trustees, Mount
                                                                 Holyoke College. Also held various
                                                                 positions in investment banking and
                                                                 corporate finance, including Vice
                                                                 President and principal of the
                                                                 Regency Group and consultant to
                                                                 First Boston Corp.

Charles B. Curtis (4/27/40),       President and Chief           Member of the Council on Foreign
Trustee since 2001                 Operating Officer,            Relations, the Electric Power
                                   Nuclear Threat                Research Institute Advisory Council,
                                   Initiative (a private         the Board of Directors of the Gas
                                   foundation dedicated          Technology Institute, the University
                                   to reducing the threat        of Chicago Board of Governors for
                                   of weapons of mass            Argonne National Laboratory, the
                                   destruction), also serves     Board of Directors of the
                                   as Senior Advisor to the      Environment and Natural Resources
                                   United Nations                Program Steering Committee,
                                   Foundation                    John F. Kennedy School of
                                                                 Government, Harvard University.
                                                                 Prior to 2002, Mr. Curtis was a
                                                                 member of the Board of Directors of
                                                                 the Gas Technology Institute. Until
                                                                 2001, Mr. Curtis was a Member of
                                                                 the Department of Defense's Policy
                                                                 Board and Director of EG&G
                                                                 Technical Services, Inc. (fossil energy
                                                                 research and development support)
                                                                 and prior to May 1997, Mr. Curtis
                                                                 was Deputy Secretary of Energy.

John A. Hill (1/31/42),            Vice-Chairman and             Director of Devon Energy
Trustee since 1985 and             Managing Director,            Corporation (formerly known as
Chairman since 2000                First Reserve                 Snyder Oil Corporation),
                                   Corporation                   TransMontaigne Oil Company,
                                   (a registered investment      Continuum Health Partners of
                                   advisor investing in          New York, Sarah Lawrence College,
                                   companies in the              and various private companies owned
                                   world-wide energy             by First Reserve Corporation.
                                   industry on behalf of         Trustee of TH Lee, Putnam
                                   institutional investors)      Investment Trust (a closed-end
                                                                 investment company). Prior to
                                                                 acquiring First Reserve in 1983,
                                                                 Mr. Hill held executive positions
                                                                 with several advisory firms and
                                                                 various positions with the federal
                                                                 government, including Associate
                                                                 Director of the Office of Manage
                                                                 ment and Budget and Deputy
                                                                 Director of the Federal Energy
                                                                 Administration.

Ronald J. Jackson                  Private investor              Former Chairman, President, and
(12/17/43),                                                      Chief Executive Officer of Fisher-
Trustee since 1996                                               Price, Inc. (a toy manufacturer).
                                                                 Previously served as President and
                                                                 Chief Executive Officer of Stride-
                                                                 Rite, Inc. and Kenner Parker Toys.
                                                                 Also held financial and marketing
                                                                 positions with General Mills, Parker
                                                                 Brothers, and Talbots. President of
                                                                 the Kathleen and Ronald J. Jackson
                                                                 Foundation (charitable trust).
                                                                 Member of the Board of Overseers of
                                                                 WGBH (public television and radio).
                                                                 Member of the Board of Overseers of
                                                                 the Peabody Essex Museum.

Paul L. Joskow (6/30/47),          Elizabeth and James           Director, National Grid Group
Trustee since 1997                 Killian Professor of          (a UK-based holding company
                                   Economics and                 with interests in electric power,
                                   Management and                natural gas distribution, and
                                   Director of the Center        telecommunications networks), and
                                   for Energy and                the Whitehead Institute for
                                   Environmental Policy          Biomedical Research (a non-profit
                                   Research, Massachusetts       research institution). President of the
                                   Institute of Technology       Yale University Council. Prior to
                                                                 February 2002, March 2000, and
                                                                 September 1998, Dr. Joskow was a
                                                                 Director of State Farm Indemnity
                                                                 Company (an automobile insurance
                                                                 company), Director of New England
                                                                 Electric System (a public utility
                                                                 holding company) and a consultant
                                                                 to National Economic Research
                                                                 Associates, respectively.

Elizabeth T. Kennan                Chairman, Cambus-             Director, Northeast Utilities, and
(2/25/38),                         Kenneth Bloodstock (a         Talbots (a distributor of women's
Trustee since 1992                 limited liability company     apparel). Trustee of Centre College.
                                   involved in thoroughbred      Prior to 2001, Dr. Kennan was a
                                   horse breeding and            member of the Oversight Committee
                                   farming), President           of Folger Shakespeare Library.
                                   Emeritus of Mount             Prior to September 2000, June 2000,
                                   Holyoke College               and November 1999, Dr. Kennan
                                                                 was a Director of Chastain Real
                                                                 Estate, Bell Atlantic, and Kentucky
                                                                 Home Life Insurance, respectively.
                                                                 Prior to 1995, Dr. Kennan was a
                                                                 Trustee of Notre Dame University.
                                                                 For 12 years, she was on the faculty
                                                                 of Catholic University.

John H. Mullin, III                Chairman and CEO              Director Alex. Brown Realty, Inc.,
(6/15/41),                         of Ridgeway Farm              Sonoco Products, Inc. (a packaging
Trustee since 1997                 (a limited liability          company), The Liberty Corporation
                                   company engaged in            (a company engaged in the
                                   timber and farming)           broadcasting industry), and Progress
                                                                 Energy, Inc. (a utility company,
                                                                 formerly known as Carolina Power
                                                                 & Light). Trustee Emeritus of
                                                                 Washington & Lee University. Prior
                                                                 to October 1997, January 1998, and
                                                                 May 2001, Mr. Mullin was a Director
                                                                 of Dillon, Read and Co. Inc.,
                                                                 The Ryland Group, Inc., and
                                                                 Graphic Packaging International
                                                                 Corp., respectively.

Robert E. Patterson                Senior Partner of Cabot       Chairman of the Joslin Diabetes
(3/15/45),                         Properties, LLP and           Center, Trustee of SEA Education
Trustee since 1984                 Chairman of Cabot             Association, and Director of
                                   Properties, Inc.              Brandywine Trust Company (a trust
                                                                 company). Prior to February 1998,
                                                                 Mr. Patterson was Executive Vice
                                                                 President and Director of
                                                                 Acquisitions of Cabot Partners
                                                                 Limited Partnership. Prior to
                                                                 December 2001, Mr. Patterson was
                                                                 President and Trustee of Cabot
                                                                 Industrial Trust (publicly traded real
                                                                 estate investment trust). Prior to
                                                                 1990, Mr. Patterson was Executive
                                                                 Vice President of Cabot, Cabot &
                                                                 Forbes Realty Advisors, the
                                                                 predecessor of Cabot Partners, and
                                                                 prior to that was Senior Vice
                                                                 President of the Beal Companies.

W. Thomas Stephens                 Corporate Director            Director of Qwest Communications
(9/2/42),                                                        (communications company), Xcel
Trustee since 1997                                               Energy Incorporated (public utility
                                                                 company), TransCanada Pipelines,
                                                                 Norske Canada, Inc. (paper
                                                                 manufacturer) and Mail-Well
                                                                 (printing and envelope company).
                                                                 Prior to July 2001 and October 1999,
                                                                 Mr. Stephens was Chairman of Mail-
                                                                 Well and MacMillan-Bloedel (forest
                                                                 products company). Prior to 1996,
                                                                 Mr. Stephens was Chairman and
                                                                 Chief Executive Officer of
                                                                 Johns Manville.

W. Nicholas Thorndike              Director of various           Trustee of Northeastern University and
(3/28/33),                         corporations and              Honorary Trustee of Massachusetts
Trustee since 1992                 charitable                    General Hospital. Prior to
                                   organizations,                September 2000, April 2000, and
                                   including Courier             December 2001, Mr. Thorndike was
                                   Corporation (a book           a Director of Bradley Real Estate,
                                   manufacturer) and             Inc., a Trustee of Eastern Utilities
                                   Providence Journal Co.        Associates, and a Trustee of Cabot
                                   (a newspaper publisher)       Industrial Trust, respectively.
                                                                 Previously served as Chairman of the
                                                                 Board and managing partner of
                                                                 Wellington Management/Thorndike
                                                                 Doran Paine & Lewis, and Chairman
                                                                 and Director of Ivest Fund.

Lawrence J. Lasser*                President and Chief           Director of Marsh & McLennan
(11/1/42),                         Executive Officer of          Companies, Inc. and the United Way
Trustee since 1992                 Putnam Investments            of Massachusetts Bay. Member of the
Vice President since 1981          and Putnam                    Board of Governors of the Investment
                                   Management                    Company Institute, Trustee of the
                                                                 Museum of Fine Arts, Boston, a
                                                                 Trustee and Member of the Finance
                                                                 and Executive Committees of Beth
                                                                 Israel Deaconess Medical Center,
                                                                 Boston, and a Member of the
                                                                 CareGroup Board of Managers
                                                                 Investment Committee, the Council
                                                                 on Foreign Relations, and the
                                                                 Commercial Club of Boston.

George Putnam, III*                President, New                Director of The Boston Family
(8/10/51),                         Generation Research,          Office, L.L.C. (registered investment
Trustee since 1984 and             Inc. (a publisher of          advisor), Trustee of the SEA
President since 2000               financial advisory and        Education Association, Trustee of
                                   other research services       St. Mark's School, and Trustee of
                                   relating to bankrupt and      Shore Country Day School.
                                   distressed companies)         Previously, Mr. Putnam was an
                                   and New Generation            attorney with the firm of Dechert
                                   Advisers, Inc.                Price & Rhoads.
                                   (a registered
                                   investment adviser)

A.J.C. Smith* (4/13/34),           Director of Marsh &           Director of Trident Corp. (a limited
Trustee since 1986                 McLennan                      partnership with over 30 institutional
                                   Companies, Inc.               investors). Trustee of the Carnegie
                                                                 Hall Society, the Educational
                                                                 Broadcasting Corporation and the
                                                                 National Museums of Scotland.
                                                                 Chairman of the Central Park
                                                                 Conservancy. Member of the Board
                                                                 of Overseers of the Joan and
                                                                 Sanford I. Weill Graduate School
                                                                 of Medical Sciences of Cornell
                                                                 University. Fellow of the Faculty of
                                                                 Actuaries in Edinburgh, the
                                                                 Canadian Institute of Actuaries, and
                                                                 the Conference of Actuaries.
                                                                 Associate of the Society of Actuaries.
                                                                 Member of the American Actuaries,
                                                                 the International Actuarial
                                                                 Association and the International
                                                                 Association of Consulting Actuaries.
                                                                 Prior to May 2000 and November
                                                                 1999, Mr. Smith was Chairman and
                                                                 CEO, respectively, of Marsh &
                                                                 McLennan Companies, Inc.
--------------------------------------------------------------------------------------------------------
1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of October 31, 2002, there were 101 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc.,
  the parent company of Putnam LLC and its affiliated companies. Messrs. Putnam, III, Lasser and Smith are deemed "interested  persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc. George Putnam, III
  is the President of your fund and each of the other Putnam funds. Lawrence J. Lasser is the President and Chief Executive Officer of Putnam Investments and Putnam Management. Mr. Lasser and Mr. Smith
  serve as Directors of Marsh & McLennan Companies, Inc.




OFFICERS

In addition to George Putnam III and Lawrence J. Lasser, the other officers of the fund are shown below:

Name, Address, 1 Date of Birth,    Length of Service with
Position(s) Held with Fund         the Putnam Funds              Principal Occupation(s) During Past 5 Years
---------------------------------------------------------------------------------------------------------------
Charles E. Porter                  Since 1989                    Managing Director, Putnam Investments
(7/26/38), Executive Vice                                        and Putnam Management
President, Treasurer and
Principal Financial Officer

Patricia C. Flaherty               Since 1993                    Senior Vice President, Putnam Investments
(12/1/46), Senior Vice                                           and Putnam Management
President

Karnig H. Durgarian
(1/13/56), Vice President and      Since 2002                    Senior Managing Director, Putnam
Principal Executive Officer                                      Investments

Michael T. Healy
(1/24/58), Assistant Treasurer     Since 2000                    Managing Director, Putnam Investments
and Principal Accounting
Officer

Steven D. Krichmar
(6/27/58), Vice President and      Since 2002                    Managing Director, Putnam Investments.
Principal Financial Officer                                      Prior to 2001, Partner,
                                                                 PricewaterhouseCoopers LLP

Charles E. Haldeman Jr.            Since 2002                    Senior Managing Director, Putnam
(10/29/48), Vice President                                       Investments and Putnam Management.
                                                                 Prior to 2002, Chief Executive Officer,
                                                                 Delaware Management Holdings, Inc.; prior
                                                                 to 2000, President and Chief Operating
                                                                 Officer, United Asset Management

Stephen M. Oristaglio              Since 1998                    Senior Managing Director, Putnam
(8/21/55), Vice President                                        Investments and Putnam Management.
                                                                 Prior to 1998, Managing Director, Swiss
                                                                 Bank Corp.

Gordon H. Silver                   Since 1990                    Senior Managing Director, Putnam
(7/3/47), Vice President                                         Investments, Putnam Management and
                                                                 Putnam Retail Management

Brett C. Browchuk                  Since 1994                    Managing Director, Putnam Investments
(2/27/63), Vice President                                        and Putnam Management

Richard G. Leibovitch              Since 1999                    Managing Director, Putnam Investments
(10/31/63), Vice President                                       and Putnam Management. Prior to 1999,
                                                                 Managing Director, J.P. Morgan

Richard A. Monaghan                Since 1998                    Senior Managing Director, Putnam
(8/25/54), Vice President                                        Investments and Putnam Retail
                                                                 Management

Beth S. Mazor                      Since 2002                    Senior Vice President, Putnam Investments
(4/6/58), Vice President

John R. Verani                     Since 1988                    Senior Vice President, Putnam Investments
(6/11/39), Vice President                                        and Putnam Management

Judith Cohen
(6/7/45), Clerk and                Since 1993                    Clerk and Assistant Treasurer, The
Assistant Treasurer                                              Putnam Funds

Kevin M. Cronin
(6/13/61), Vice President          Since 2000                    Managing Director of Putnam Management
---------------------------------------------------------------------------------------------------------------
1 The address of each Officer is One Post Office Square, Boston, MA 02109.



FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA  02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA  02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer
and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and
Principal Executive Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Steven D. Krichmar
Vice President and  Principal Financial Officer

Lawrence J. Lasser
Vice President

Charles E. Haldeman, Jr.
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Brett C. Browchuk
Vice President

Kevin M. Cronin
Vice President

Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

Beth S. Mazor
Vice President

John R. Verani
Vice President

Judith Cohen
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam Global Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN031-84082  041/220/2MW/906  12/02